UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: October 31, 2003
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

     Incorporated in the                   Employer Identification
      State of Delaware                        No. 76-0146568



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Item 7c.  Exhibits

99 Anadarko Press Release, dated October 31, 2003 - Anadarko Petroleum Announces Third-Quarter Earnings.

Item 9.  Regulation FD Disclosure

On October 31, 2003, Anadarko provided guidance for the remainder of 2003. This information is contained in the press release included in this report as Exhibit 99.


Item 12.  Results of Operations and Financial Condition

On October 31, 2003, Anadarko Petroleum Corporation announced third-quarter 2003 earnings. The press release is included in this report as Exhibit 99.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                ANADARKO PETROLEUM CORPORATION
                                          (Registrant)

October 31, 2003                By:                 /s/ Diane L. Dickey
                                                   ---------------------------
                                 Diane L. Dickey - Vice President and Controller